UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 6, 2013

MINDSPEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-3650	01-0616769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California 92660-3095

(Address of principal executive offices, including zip code)

(949) 579-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On November 5, 2013, Mindspeed Technologies, Inc. (“Mindspeed”) sent a notice to employees of Mindspeed as required by Section 101(i)(1) of the Employment Retirement Income Security Act of 1974, as amended, informing them of the suspension of transactions involving Mindspeed common stock in the Mindspeed Technologies, Inc. Retirement Savings Plan (which we refer to as the “Blackout Period”). This notice provides that the Blackout Period is effective beginning on November 5, 2013, and is expected to end on November 20, 2013, or, if earlier, the date upon which both of the following documents are on file with the Securities and Exchange Commission in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of November 5, 2013, by and among Mindspeed, M/A-COM Technology Solutions Holdings, Inc. (“MACOM”) and Micro Merger Sub, Inc., a wholly owned subsidiary of MACOM (the “Merger Agreement”): (i) a Solicitation/Recommendation Statement on Schedule 14D-9, filed by Mindspeed; and (ii) a Tender Offer Statement on Schedule TO, filed by MACOM. The Blackout Period was implemented to prevent allegations of trading based on material non-public information held by employees of Mindspeed, including material information that will not be publicly available until the commencement of the tender offer by MACOM, in accordance with the terms and conditions of the Merger Agreement.

On November 5, 2013, Mindspeed was deemed to have received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended. In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, Mindspeed sent another notice (the “Notice”) to its directors and executive officers on November 5, 2013, informing them of the suspension of trading for directors and executive officers in Mindspeed securities during the Blackout Period. Inquiries concerning the Blackout Period should be directed to:

Tim McDonnell

Mindspeed Technologies, Inc.

Manager, Human Resources

4000 MacArthur Boulevard, East Tower

Newport Beach, CA 92660

Telephone: (949) 579-3106

Facsimile: (949) 579-6319

A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Blackout Notice to Directors and Executive Officers of Mindspeed Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Dated: November 6, 2013	By:	/s/ Stephen N. Ananias
Stephen N. Ananias
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Blackout Notice to Directors and Executive Officers of Mindspeed Technologies, Inc.